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                                                                  EXHIBIT 10.1

                      WAIVER AND AMENDMENT AGREEMENT


         WHEREAS, the City of Chaska, Minnesota (the "Municipality") and Lifecore Biomedical, Inc., a Minnesota corporation (the "Borrower") entered into a certain Loan Agreement dated as of September 1, 1990 (the "Loan Agreement"), which agreement was assigned by the Municipality to Norwest Bank Minnesota, National Association, as Trustee (the "Trustee") pursuant to a Trust Indenture dated as of September 1, 1990 (the "Indenture") in connection with the issuance and sale by the Municipality of its Industrial Development Revenue Bonds (Lifecore Biomedical, Inc. Project), Series 1990 (the "Bonds"). Terms not defined herein shall have the meanings set forth in the Indenture;

         WHEREAS, the Borrower has requested the waiver of the current terms of Sections 6.09(a)(i) and 6.09(d)(i) of the Loan Agreement and the modification of Sections 6.09(a)(i) and (ii) and 6.09(d)(i) and (ii) of the Loan Agreement, as amended by the Waiver and Amendment Agreement dated August 3, 1992, as further amended by the Waiver and Amendment Agreement dated July 28, 1994, as further amended by the Waiver and Amendment Agreement dated July 27, 1995, as further amended by the Waiver and Amendment Agreement dated July 8, 1996, as further amended by the Waiver and Amendment Agreement dated July 1, 1997 and as further amended by the Waiver and Amendment Agreement dated June 5, 1998.

         WHEREAS, the registered owners of all of the outstanding Bonds (herein the "Bondholders") are willing to agree to the request of the Borrower and direct the Trustee to consent thereto based on the Borrower's agreements set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

(1) Compliance with the current provisions of Section 6.09(a)(i) of the Loan Agreement is hereby waived and Sections 6.09(a)(i) and (ii) of the Loan Agreement are hereby amended to read as follows:

         Section 6.09 (a) CASH FLOW COVERAGE TEST. (i) For the Fiscal Year ending June 30, 2000, Borrower shall not be subject to a minimum Cash Flow Coverage Ratio.

         (ii) For each Fiscal Year commencing with the Fiscal Year ending June 30, 2001 ("Fiscal 2001"), the Borrower will, for the twelve-month period ending at each fiscal quarter, maintain a minimum Cash Flow Coverage Ratio of 2.00:1. At the Borrower's option, for purposes of computing the Cash Flow Coverage Ratio for any of the first three quarters of Fiscal 2001, the Borrower shall be permitted to base such calculation either upon Consolidated Adjusted Net Income for the preceding twelve-month period or upon the Consolidated Adjusted Net Income for the preceding six-month period, multiplied by two.

(2) Compliance with the current provisions of Section 6.09(d)(i) of the Loan Agreement is hereby waived and Sections 6.09(d)(i) and (ii) of the Loan Agreement are hereby amended to read as follows:

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         Section 6.09 (d) FIXED CHARGES COVERAGE TEST. (i) For the Fiscal
Year ending June 30, 2000, Borrower shall not be subject to a minimum Fixed Charges Coverage Ratio.

         (ii) For each Fiscal Year commencing with Fiscal 2001, the Borrower will, for the twelve-month period ending at each fiscal quarter, maintain a minimum Fixed Charges Coverage Ratio of 1.30:1. At the Borrower's option, for purposes of computing the Fixed Charges Coverage Ratio for any of the first three quarters of Fiscal 2001, the Borrower shall be permitted to base such calculation either upon Consolidated Adjusted Net Income plus rental payments on operating leases for the preceding twelve-month period or upon the Consolidated Adjusted Net Income plus rental payments on operating leases for the preceding six-month period, multiplied by two.

(3) Borrower agrees that, through July 1, 2000, it will make advance payments of cash into the Bond Fund established pursuant Section 5.01 of the Indenture. At all times during this period, Borrower shall have made advance payments in a sufficient amount to satisfy the next two monthly payments payable by Borrower pursuant to the Loan Agreement.

(4) The Bondholders hereby direct the Trustee, as assignee of the Loan Agreement by the Municipality, to consent to the foregoing pursuant to
         Article XII.

         IN WITNESS WHEREOF, the parties have caused this agreement to be signed on their behalf as of this 10th day of June, 1999.


LIFECORE BIOMEDICAL, INC.                 NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION,
                                          as Trustee

Signature /s/ James W. Bracke             Signature  /s/ Martha Kantorowicz
         -------------------------                 ---------------------------
Print    James W. Bracke                  Print    Martha Kantorowicz
         -------------------------                 ---------------------------
Title    President & CEO                  Title    Corporate Trust Officer
         -------------------------                 ---------------------------

PUTNAM MANAGED MUNICIPAL                  MINNESOTA TAX EXEMPT INCOME FUND II
  INCOME TRUST

Signature /s/ Blacke Anderson             Signature /s/ Blacke Anderson
         -------------------------                 ---------------------------
Print    Blake Anderson                   Print    Blake Anderson
         -------------------------                 ---------------------------
Title    VP & MD                          Title    VP & MD
         -------------------------                 ---------------------------

PUTNAM TAX FREE HIGH
  YIELD FUND

Signature /s/ Blacke Anderson
         -------------------------
Print  Blake Anderson
      ----------------------------
Title  VP & MD
      ----------------------------